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EXHIBIT 32

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certify, in his capacity as an officer of Global Cash Access Holdings, Inc. (the "Company"), that, to his knowledge:

  1.
  The Annual Report on Form 10-K for the period ended December 31, 2014 of the Company (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2015	By:	/s/ RAM V. CHARY Ram V. Chary Chief Executive Officer (Principal Executive Officer)
Date: March 16, 2015	By:	/s/ RANDY L. TAYLOR Randy L. Taylor Chief Financial Officer (Principal Financial and Accounting Officer)

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  EXHIBIT 32
Certification of Principal Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002